1 RBC Capital Markets Financial Institutions Conference March 2024 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com

2 Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics and performance and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2023, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

Market Leading Franchises

Dealer Financial Services

Auto Finance

22K Dealer relationships
22K relationships | 15K+ SmartAuction | 16K+ Passthrough

13.8M Consumer applications
Over $400B of volume decisioned | Book less than 10%

$40B Consumer originations
Est retail orig. yield 10.7%[1] | 95%+ pricing beta thru ↑ cycle

Deepening our competitive MOAT
Prime + Used | Highly nimble (↑ super prime in mid 2023)

Deepening dealer value proposition
SmartAuction & Passthrough | Diversified fee revenue

Insurance

Leveraging synergies with auto
5K dealers using insurance vs 22K auto dealer network

Durable fee revenue
$1.3B Insurance earned premiums - highest since IPO

Deepening dealer value proposition
Comprehensive products and capabilities for dealers & consumers

#1	#1	#1	Leading
Prime Auto & Bank Floorplan Lender[3]	Bank Retail Auto Loan Outstandings[4]	Dealer Satisfaction J.D. Power Award[5]	Insurance Provider (F&I, P&C Products)

Ally Bank

Deposits

3M+ Deposit customers
Record customer growth in 2023

$142B Retail deposit balances
1M Spend customers, 80% have savings

1M+ Customers engaging with core products
Using smart savings tools, Ally Invest, direct debit or deposit

300K Multi-product customers
Deposit customers with Card, Invest or Home relationship

Invest

Seamless money movement with deposits
85%+ of new accounts from depositors | $13B of traditional deposit bals.

Home

Digital end-to-end customer experience
More than 60% of DTC originations from existing depositors

Credit Card

Digital first product & compelling return profile
1.2M active cardholders | Floating rate asset with double digit RAM[2]

Corporate Finance

Diversified revenue stream with steady returns
24% ROE (5-year avg.) | 100% first lien | Zero office exposure

#1	97%	88%	92%
Largest All-Digital Direct U.S. Bank[6]	Customer Retention[7]	Customer Satisfaction[8]	FDIC Insured[9]

See page 5 for footnotes.

Note: *Deposits, Invest and Credit Card activity within "Corporate and Other".*

ally do it right. | 3

4 Flat QoQ Financial Outlook Net Interest Margin Adj. Other Revenue(1) No update to full-year guidance Adj. Noninterest Expense(1) Retail Auto NCO Consolidated NCO FY 20241Q 2024 3.25% - 3.30% Exit rate 3.40% - 3.50% ↑ 5% - 10% YoY Total ↑ less than 1% YoY Below 2.0% 3.10% - 3.15% ↑ 12% - 15% YoY Unfavorable nonrecurring items in PY Total ↑ 2% YoY 2.2% - 2.3% YoY change declining throughout 2024 1.5% - 1.6% 1.4% - 1.5% Average Earning Assets Flat YoY Controllable ↓ 1% YoY Controllable ↓> 1% YoY (1) Non-GAAP financial measure. See page 5 for definitions.

5 Supplemental Notes and Definitions Page – 3 | Market Leading Franchises (1) Estimated retail auto originated yield is a non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. At this time there currently is no comparable GAAP financial measure for Estimated Retail Auto Originated Yield and therefore this forecasted estimate of yield at the time of origination cannot be quantitatively reconciled to comparable GAAP information. (2) Risk adjusted margin is a non-GAAP financial measure determined by calculating the annualized net yield, excluding funding costs, less annualized credit losses associated with an asset. At this time there is no comparable GAAP financial measure for Risk Adjusted Margin and therefore this forecasted estimate cannot be quantitatively reconciled to comparable GAAP information. (3) ‘Prime Auto Lender’ - Source: PIN Navigator Data & Analytics, a business division of J.D. Power. The credit scores provided within these reports have been provided by FICO® Risk Score, Auto 08 FICO® is a registered trademark of Fair Isaac Corporation in the United States and other countries. Ally management defines retail auto market segmentation (unit based) for consumer automotive loans primarily as those loans with a FICO® Score (or an equivalent score) at origination by the following: • Super-prime 720+, Prime 620 – 719, Nonprime less than 620 (4) ‘Retail Auto Loan Outstandings’ - Source: Big Wheels Auto Finance Data 2022. (5) ‘#1 Dealer Satisfaction among Non-Captive Lenders with Sub-Prime Credit’ - Source: J.D. Power. (6) Source: FDIC, FFIEC Call Reports and Company filings of branchless banks including Marcus, Discover, American Express, Synchrony. (7) Customer retention rate is the annualized 3-month rolling average of 1 minus the monthly attrition rate; excludes escheatment. (8) Ally Bank Customer Satisfaction Rate as of 4Q ’23. (9) FDIC insured percentage excludes affiliate and intercompany deposits. Page – 4 | Financial Outlook Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities. Management believes adjusted other revenue is a helpful financial metric because it enables the reader to better understand the business' ability to generate other revenue. Adjusted noninterest expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enables the reader better understand the business' expenses excluding nonrecurring items. Controllable expenses are defined as total operating expenses excluding FDIC fees and certain insurance expenses (losses and commissions).